Goldman Sachs Funds

BALANCED FUND

Semiannual Report February 28, 2001

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Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

GOLDMAN SACHS BALANCED FUND

Market Review

Dear Shareholder:

During the six-month period under review, the overall equity market continued the downward trend that began last year, and many investors rotated to more defensive stocks and high-quality bonds.

■

Market Review: Stocks Fall, Bonds Rise and Select Opportunities Emerge — For the six month reporting period that ended February 28, 2001, the US stock market, as measured by the S&P 500 Index, fell 17.84%, while the bond market, as measured by the Lehman Aggregate Bond Index rose 7.50%. As a whole, the stock market’s decline was a sharp contrast to double-digit gains generated in previous years. And certain areas of the market fell even more dramatically. Nowhere was this more evident than in the technology sector. As the reporting period progressed, the correction in the price of technology stocks intensified. All told, during the period the technology-laden NASDAQ Composite Index plunged 48.84%. As a result, many investors abandoned technology stocks in favor of “safer havens,” such as high-quality bonds and more defensive stocks that tend to perform well during periods of market uncertainty.

The news wasn’t all bad in the financial markets, however. After a prolonged period of underperforming their growth counterparts, value stocks posted relatively strong returns. Investors were drawn to the solid fundamentals found in many value-oriented industries, including the financial services, real estate and healthcare sectors. U.S. Treasury securities also generated impressive results, as these issues rose sharply as interest rates fell.

■

The Economy Stumbles — In our last report to shareholders, we explained that economic growth in the U.S. was beginning to moderate. Since that time, we’ve seen economic activity fall sharply. By the fourth quarter, many financial and economic indicators suggested the increasing probability of a recession. The most significant signs of moderation included weak production data, higher weekly unemployment claims, and lower consumer confidence. This triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias. In January 2001, the Fed lowered interest rates on two occasions, and explained that further cuts may be necessary to ward off a recession.

In summary, it has been an eventful period in the financial markets, one that we believe magnifies the importance of a long-term investment approach and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

	David B. Ford	David W. Blood
	Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

March 15, 2001

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs
Balanced Fund Investment Process?

The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks, bonds and cash — in precise proportions and then adjusting holdings over time. Goldman Sachs’ exclusive approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise

GOLDMAN SACHS BALANCED FUND INVESTMENT PROCESS
	1	VALUE AND GROWTH EQUITY INVESTMENTS

Utilizing two distinct, complementary investing strategies, our approach to selecting stocks for the Fund’s equity portion provides diversified equity participation.

Over time, the performance of value and growth stocks have been roughly equal — but that performance has been generated at different times as the styles move in and out of favor. Since it is impossible to predict cycles of outperformance, many investors choose to have exposure to both in their portfolio.

	2	RESEARCH-INTENSIVE APPROACH

In equity investing, we take an intensive, hands-on approach to research, meeting with company management to gain an in-depth understanding of their long-term business objectives. We also meet with a company’s customers, competitors and suppliers so that we have insight into industry wide trends.

With expertise in global fixed income and currency management, Goldman Sachs is a preeminent fixed income manager that strives to maximize returns within a risk adjusted framework.

	3	ESTABLISHED TEAM MANAGEMENT

We are distinguished from our competitors by our team approach to investment management. In contrast to a “star”approach centered on one manager, each portfolio manager/research analyst participates fully in the decision-making process.This approach encourages intense debate over new and existing holdings and prevents us from becoming too ingrained in our ideas. Finally, our team structure protects us in the event that one of our portfolio managers/research analysts leaves the firm.

1

Fund Basics
as of February 28, 2001

PERFORMANCE REVIEW
	Fund Total Return	S&P 500	Lehman
August 31, 2000–February 28, 2001	(without sales charge)[1]	Index[2]	Aggregate Index[2]

Class A	–7.34%	–17.84%	7.50%
Class B	–7.65	–17.84	7.50
Class C	–7.71	–17.84	7.50
Institutional	–7.13	–17.84	7.50
Service	–7.41	–17.84	7.50

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index and the Lehman Brothers Aggregate Bond Index (with dividends reinvested) figures do not reflect fees or expenses. Investors cannot invest directly in the indices.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–6.07%	–6.23%	–2.25%	–0.03%	–0.73%
Five Years	8.32	N/A	N/A	N/A	9.40 [4]
Since Inception	10.77	8.24	3.24	4.41	11.66 [4]
	(10/12/94)	(5/1/96)	(8/15/97)	(8/15/97)	(10/12/94)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

4 Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 EQUITY HOLDINGS AS OF 2/28/01
Holding	% of Total Net Assets	Line of Business

General Electric Co.	2.1%	Financial Services
Microsoft Corp.	1.8	Computer Software
Pfizer, Inc.	1.7	Drugs
Exxon Mobil Corp.	1.4	Energy Resources
Citigroup, Inc.	1.3	Banks
Wal-Mart Stores, Inc.	1.2	Department Stores
Federal Home Loan Mortgage Corp.	1.1	Financial Services
AOL Time Warner Inc.	1.1	Media
American International Group, Inc.	0.9	Property Insurance
Intel Corp.	0.8	Semiconductors

The top 10 equity holdings may not be representative of the Fund’s future investments.

2

Portfolio Results

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the six-month period that ended February 28, 2001.

Performance Review

Over the six-month period that ended February 28, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –7.34%, –7.65%, –7.71%, –7.13%, and –7.41%, respectively. Over the same time period, the Fund’s benchmarks, the S&P 500 Index and the Lehman Aggregate Bond Index, returned –17.84% and 7.50%, respectively. These figures compare to the –6.99% cumulative total return of the combined S&P 500 and Lehman Aggregate Bond Index.

Asset Allocation

■

Equities — As of February 28, 2001, the Fund was 50.3% invested in growth and value equities. This compared to a 47.6% allocation on August 31, 2000. As a result of our bottom-up approach to stock selection, the Fund was overweight in the Consumer Services, Financials and Basic Materials sectors and underweight in Cyclicals, Technology, Health Care, Energy and Utilities. Although we typically have an underweight in Technology relative to the S&P 500 Index, we further reduced our exposure in this area due to short-term weakness in the sector. We increased our weighting in interest rate-sensitive Financials Services, which benefited as investors anticipated that a slowdown in economic growth would lead the Federal Reserve Board to cut rates in the near future.

■

Fixed Income — As of February 28, 2001, the Fund was 47.2% invested in fixed income securities, compared with 51.4% on August 31, 2000. In general, the portfolio was neutral in corporates, overweight in mortgage-backed and asset-backed securities, and underweight in Treasuries and agency securities. The Fund also maintained tactical non-dollar allocations in New Zealand, and in the emerging markets sector we had a tactical allocation in Korea, Poland, Mexico and Qatar.

■	Cash — As of February 28, 2001, the Fund was 2.5% invested in cash equivalents.

Portfolio Highlights

■

Bristol Myers Squibb — Bristol Myers Squibb is the leading pharmaceutical company and it has continued to generate high profit margins with relatively low fixed-capital expenditures — even in a difficult economic climate. Over the long-term, we believe the company should benefit from favorable demographic trends, as the baby boom population ages and the demand for pharmaceuticals increases.

3

■

Walgreen Co. — Walgreen is a national drugstore chain, and its stock rose significantly as investors praised its ability to produce consistent sales and earnings growth. Walgreen was able to expand gross margins, even while embarking on an aggressive store expansion plan. We believe this is a sign that Walgreen has an efficient business model.

■

Philip Morris — Philip Morris received positive press during the reporting period, as it announced the eventual spin-off of its Kraft Foods division, which is considered one of the country’s strongest food companies. The company also benefited from a flight to companies with a consistent ability to grow earnings power and generate free cash.

Portfolio Outlook

■

Equity — Our strategy of blending both growth and value styles of investing within the equity portfolio of the Balanced Fund assisted us in providing broad exposure to the U.S. market. While we typically do not forecast the direction of the market, we believe that, over the long-term, this blend of two research-based, long-term investment strategies will provide diverse exposure to the U.S. equity market, with excess return potential through stock selection.

■

Fixed Income — Given the challenging nature of the corporate market, we are continuing to target a neutral exposure to this sector on a dollar duration basis. In the wake of the Treasury rally and dramatic increase in mortgage backed security (MBS) pre-payment speeds, we are positioning the portfolio in MBS’ with superior call-protection.

We thank you for your investment and look forward to earning your continued confidence.

Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team,Goldman Sachs Fixed Income Investment Team

New York
March 15, 2001

4

GOLDMAN SACHS BALANCED FUND

Performance Summary
February 28, 2001 (Unaudited)

The following graph shows the value, as of February 28, 2001, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks (the Standard and Poor’s 500 Index with dividends reinvested (“S&P 500 Index”) and the Lehman Brothers Aggregate Bond Index (“LBABI”)) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Balanced Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to February 28, 2001.

Average Annual Total Return through February 28, 2001	Since Inception	Five Year	One Year	Six Month (a)

Class A (commenced October 12, 1994)
Excluding sales charges	11.07%	8.53%	0.83%	-7.34%
Including sales charges	10.09%	7.31%	-4.74%	-12.45%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	7.82%	n/a	0.11%	-7.65%
Including contingent deferred sales charges	7.41%	n/a	-4.89%	-12.27%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.38%	n/a	0.06%	-7.71%
Including contingent deferred sales charges	2.38%	n/a	-0.94%	-8.63%

Institutional (commenced August 15, 1997)	3.55%	n/a	1.27%	-7.13%

Service (commenced August 15, 1997)	2.94%	n/a	0.71%	-7.41%

(a)	Not annualized.

GOLDMAN SACHS BALANCED FUND

Statement of Investments
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – 50.3%

Airlines – 0.2%
17,250	Southwest Airlines Co.	$ 320,850

Alcohol – 0.2%
7,600	Anheuser-Busch Cos., Inc.	332,120

Banks – 3.2%
5,500	Bank of America Corp.	274,725
4,000	Bank One Corp.	141,080
41,433	Citigroup, Inc.	2,037,675
3,660	J.P. Morgan Chase & Co.	170,776
2,500	M&T Bank Corp.	171,250
6,100	Mellon Financial Corp.	282,491
6,100	PNC Financial Services Group	423,950
4,200	State Street Corp.	421,890
9,200	The Bank of New York Co., Inc.	476,376
13,600	Wells Fargo & Co.	675,104

		5,075,317

Chemicals – 0.9%
12,577	E.I. du Pont de Nemours & Co.	549,489
5,700	Minnesota Mining & Manufacturing Co.	642,675
8,500	The Dow Chemical Co.	278,885

		1,471,049

Clothing – 0.0%
3,100	The Gap, Inc.	84,444

Computer Hardware – 2.7%
800	Brocade Communications Systems, Inc.*	31,050
55,200	Cisco Systems, Inc.*	1,307,550
9,800	Compaq Computer Corp.	197,960
21,200	Dell Computer Corp.*	463,750
30,200	EMC Corp.*	1,200,752
2,200	Emulex Corp.*	67,788
13,100	Hewlett-Packard Co.	377,935
500	Juniper Networks, Inc.*	32,281
30,000	Sun Microsystems, Inc.*	596,250

		4,275,316

Computer Software – 3.4%
12,700	International Business Machines, Inc.	1,268,730
1,700	Intuit, Inc. *	69,912
47,600	Microsoft Corp.*	2,808,400
39,300	Oracle Corp.*	746,700
4,000	Sabre Holdings Corp.	172,480
1,400	Siebel Systems, Inc.*	53,550
4,100	VERITAS Software Corp.*	266,244

		5,386,016

Defense/Aerospace – 0.5%
9,900	Honeywell International, Inc.	462,429
5,200	The B.F. Goodrich Co.	210,288
1,700	The Boeing Co.	105,740

		778,457

Shares	Description	Value

Common Stocks – (continued)

Department Stores – 1.3%
4,500	The May Department Stores Co.	$ 178,155
37,100	Wal-Mart Stores, Inc.	1,858,339

		2,036,494

Drugs – 5.1%
10,200	American Home Products Corp.	630,054
7,900	Amgen, Inc.*	569,294
2,000	AstraZeneca PLC ADR	92,500
20,800	Bristol-Myers Squibb Co.	1,318,928
10,000	Eli Lilly & Co.	794,600
14,500	Merck & Co., Inc.	1,162,900
59,025	Pfizer, Inc.	2,656,125
5,117	Pharmacia Corp.	264,549
16,900	Schering-Plough Corp.	680,225

		8,169,175

Electrical Equipment – 0.9%
1,500	Corning, Inc.	40,650
6,520	JDS Uniphase Corp.*	174,410
8,500	Lucent Technologies, Inc.	98,515
2,352	McDATA Corp.*	42,042
5,826	Motorola, Inc.	88,381
15,800	Nortel Networks Corp.	292,142
10,500	QUALCOMM, Inc.*	575,531
2,600	Solectron Corp.*	70,850

		1,382,521

Electrical Utilities – 1.2%
4,400	Duke Energy Corp.	179,300
11,700	Energy East Corp.	219,960
5,500	Entergy Corp.	213,565
2,975	Exelon Corp.	194,476
4,200	FPL Group, Inc.	273,210
13,600	Niagara Mohawk Holdings, Inc.*	233,648
8,500	The AES Corp.*	458,745
3,400	The Southern Co.	105,230

		1,878,134

Energy Resources – 3.0%
10,698	Anadarko Petroleum Corp.	668,625
3,200	Chevron Corp.	274,112
2,900	Enron Corp.	198,650
28,045	Exxon Mobil Corp.	2,273,047
16,900	Royal Dutch Petroleum Co.	985,777
10,700	Unocal Corp.	377,282

		4,777,493

Entertainment – 1.0%
16,800	The Walt Disney Co.	519,960
21,613	Viacom, Inc. Class B*	1,074,166

		1,594,126

Environmental Services – 0.2%
12,400	Waste Management, Inc.	314,588

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 4.4%
27,400	Federal Home Loan Mortgage Corp.	$ 1,804,290
11,500	Federal National Mortgage Assoc.	916,550
72,200	General Electric Co.	3,357,300
4,800	Household International, Inc.	278,016
15,000	MBNA Corp.	493,200
800	Stilwell Financial, Inc.	25,520
1,800	USA Education, Inc.	130,554

		7,005,430

Food & Beverage – 1.4%
16,200	PepsiCo, Inc.	746,496
16,800	The Coca-Cola Co.	890,904
3,500	The Quaker Oats Co.	341,320
3,200	Wm. Wrigley Jr. Co.	297,984

		2,276,704

Forest – 0.8%
8,300	Bowater, Inc.	417,739
16,800	International Paper Co.	632,688
1,900	Kimberly-Clark Corp.	135,850
2,700	Weyerhaeuser Co.	145,098

		1,331,375

Grocery – 0.1%
6,700	The Kroger Co.*	162,408

Heavy Electrical – 0.1%
1,700	Emerson Electric Co.	113,730

Heavy Machinery – 0.2%
8,300	Crane Co.	221,195
3,700	Deere & Co.	150,590

		371,785

Home Products – 1.3%
5,600	Avon Products, Inc.	237,776
10,900	Colgate-Palmolive Co.	643,645
10,400	Energizer Holdings, Inc.*	258,960
3,200	The Estee Lauder Cos., Inc.	123,648
4,200	The Gillette Co.	136,542
9,700	The Procter & Gamble Co.	683,850

		2,084,421

Hotels – 0.7%
16,300	Harrah’s Entertainment, Inc.*	505,626
8,400	Marriott International, Inc.	358,512
7,300	Starwood Hotels & Resorts Worldwide, Inc. Class B	254,770

		1,118,908

Industrial Parts – 0.9%
5,100	Caterpillar, Inc.	212,160
1,100	Parker-Hannifin Corp.	47,333
11,100	Tyco International Ltd.	606,615
6,600	United Technologies Corp.	514,206

		1,380,314

Shares	Description	Value

Common Stocks – (continued)

Information Services – 0.6%
4,000	Electronic Data Systems Corp.	$ 255,320
10,900	First Data Corp.	673,184

		928,504

Internet – 0.2%
2,200	CheckFree Corp.*	106,013
2,650	E.piphany, Inc.*	44,553
800	S1 Corp.*	5,650
2,235	VeriSign, Inc.*	106,582
5,300	Yahoo!, Inc.*	126,206

		389,004

Leisure – 0.1%
14,300	Cendant Corp.*	187,044

Life Insurance – 0.6%
7,200	AFLAC, Inc.	433,152
1,000	CIGNA Corp.	109,670
8,300	Lincoln National Corp.	364,121

		906,943

Media – 3.2%
15,700	A.H. Belo Corp.	282,600
40,950	AOL Time Warner, Inc.*	1,803,028
31,060	AT&T Corp.-Liberty Media Corp.*	456,582
7,501	Automatic Data Processing, Inc.	442,514
2,500	Cablevision Systems Corp.*	194,000
4,626	Clear Channel Communications, Inc.*	264,376
10,000	Comcast Corp.*	433,125
4,200	EchoStar Communications Corp.*	109,725
1,700	Gannett Co., Inc.	112,438
14,968	General Motors Corp. Class H*	339,324
2,600	Tribune Co.	105,560
4,900	Univision Communications, Inc.*	161,700
5,500	USA Networks, Inc. Class B*	129,594
8,250	Valassis Communications, Inc.*	249,397

		5,083,963

Medical Products – 1.1%
6,700	Abbott Laboratories	328,233
1,900	Baxter International, Inc.	174,971
3,883	GlaxoSmithKline PLC ADR	214,769
10,300	Johnson & Johnson	1,002,499

		1,720,472

Mining – 0.2%
8,200	Alcoa, Inc.	293,232

Motor Vehicle – 0.2%
8,239	Ford Motor Co.	229,126
3,008	General Motors Corp.	160,387

		389,513

The accompanying notes are an integral part of these financial statements.	7
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)
Shares	Description	Value

Common Stocks – (continued)

Oil Refining – 0.3%
1,103	El Paso Corp.	$ 77,416
6,500	Texaco, Inc.	416,650

		494,066

Oil Services – 0.4%
4,600	Baker Hughes, Inc.	180,320
2,900	Halliburton Co.	115,478
4,300	Schlumberger Ltd.	274,125
3,100	Transocean Sedco Forex, Inc.	149,203

		719,126

Property Insurance – 2.0%
13,350	AMBAC Financial Group, Inc.	752,940
16,647	American International Group, Inc.	1,361,725
3,900	RenaissanceRe Holdings Ltd. Series B	289,965
2,800	The Hartford Financial Services Group, Inc.	178,780
7,500	XL Capital Ltd.	570,075

		3,153,485

Publishing – 0.1%
3,900	The New York Times Co.	172,380

Railroads – 0.2%
7,500	Canadian National Railway Co.	282,075

Restaurants – 0.3%
16,500	McDonald’s Corp.	485,100

Security/Asset Management – 0.8%
6,200	John Hancock Financial Services, Inc.	213,280
4,300	Merrill Lynch & Co., Inc.	257,570
6,200	Morgan Stanley Dean Witter & Co.	403,806
16,550	The Charles Schwab Corp.	345,895

		1,220,551

Semiconductors – 1.3%
1,100	Analog Devices, Inc.*	41,030
4,300	Applied Materials, Inc.*	181,675
600	Broadcom Corp.*	29,550
47,400	Intel Corp.	1,353,862
2,000	PMC-Sierra, Inc.*	67,000
9,800	Texas Instruments, Inc.	289,590
5,300	Xilinx, Inc.*	206,038

		2,168,745

Specialty Retail – 1.2%
1,300	Best Buy Co., Inc.*	53,248
10,900	CVS Corp.	664,900
17,050	The Home Depot, Inc.	724,625
10,500	Walgreen Co.	465,360

		1,908,133

Telephone – 2.5%
17,372	AT&T Corp.	399,556
6,400	BellSouth Corp.	268,544

Shares	Description	Value

Common Stocks – (continued)

Telephone – (continued)
12,600	Qwest Communications International, Inc.*	$ 465,822
28,365	SBC Communications, Inc.	1,353,010
5,700	Sprint Corp.	127,452
21,942	Verizon Communications, Inc.	1,086,129
14,950	WorldCom, Inc.	248,544

		3,949,057

Thrifts – 0.1%
3,500	Washington Mutual, Inc.	179,795

Tobacco – 0.8%
25,500	Philip Morris Cos., Inc.	1,228,590

Wireless – 0.4%
1,700	American Tower Corp.*	49,198
16,500	Crown Castle International Corp.*	414,562
10,500	Sprint Corp. (PCS Group)*	264,390

		728,150

TOTAL COMMON STOCKS
(Cost $72,081,518)		$ 80,309,103

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 3.7%

Credit Card – 1.5%
Citibank Credit Card Issuance Trust Series 2000-A3, Class A3
$ 1,400,000	6.88%	11/15/2009	$ 1,486,871

MBNA Master Credit Card Trust Series 1999-J, Class A
500,000	7.00	02/15/2012	533,079

Standard Credit Card Master Trust I Series 1995-9, Class A
360,000	6.55	10/07/2007	372,979

			2,392,929

Home Equity – 1.9%
Contimortgage Home Equity Loan Series 1998-1, Class A5
3,000,000	6.43	04/15/2016	3,033,280

Manufactured Housing – 0.3%
Mid-State Trust Series 4, Class A
542,886	8.33	04/01/2030	584,584

TOTAL ASSET-BACKED SECURITIES
(Cost $5,879,854)			$ 6,010,793

Corporate Bonds – 15.8%

Aerospace/Defense – 0.4%
Raytheon Co.
$ 605,000	6.45%	08/15/2002	$ 610,348

Airlines – 0.5%
Continental Airlines, Inc.
331,952	6.54	09/15/2009	330,392

Northwest Airlines, Inc. Class A
184,216	7.67	07/02/2015	190,144

GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Airlines – (continued)
Northwest Airlines, Inc. Class C
$ 194,191	8.97%	01/02/2015	$ 207,817

Northwest Airlines, Inc. – Trust Series A
49,875	8.26	03/10/2006	51,733

			780,086

Automotive – 1.1%
Chrysler Corp.
90,000	7.45	03/01/2027	80,097

Ford Motor Co.
390,000	6.63	10/01/2028	341,753

General Motors Corp.
200,000	7.20	01/15/2011	204,490

The Hertz Corp.
1,055,000	6.00	01/15/2003	1,053,224

			1,679,564

Automotive Parts – 0.4%
Federal-Mogul Corp.
250,000	7.50	01/15/2009	45,000

Hayes Lemmerz International, Inc. Series B
250,000	8.25	12/15/2008	162,500

TRW, Inc.
460,000	6.63	06/01/2004	450,133

			657,633

Chemicals – 0.3%
Lyondell Chemical Co. Series B
250,000	9.88	05/01/2007	258,750

NL Industries, Inc.
198,000	11.75	10/15/2003	201,465

			460,215

Commercial Banks – 1.6%
Bank of America Corp.
495,000	7.40	01/15/2011	517,345

Citicorp
315,000	8.00	02/01/2003	329,339

Continental Bank NA
100,000	12.50	04/01/2001	100,486

FleetBoston Financial Corp.
180,000	7.25	09/15/2005	190,623
90,000	6.88	01/15/2028	86,930

Long Island Savings Bank
620,000	6.20	04/02/2001	620,370

Wells Fargo & Co.
485,000	6.63	07/15/2004	500,093

Wells Fargo Bank NA#
195,000	7.80	06/15/2010	207,162

			2,552,348

Conglomerates – 0.3%
Tyco International Group SA
550,000	5.88	11/01/2004	550,255

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Consumer Cyclicals – 0.1%
United Rentals, Inc. Series B
$ 250,000	8.80%	08/15/2008	$ 220,000

Credit Card Banks – 0.5%
Capital One Bank
500,000	6.38	02/15/2003	499,130
100,000	6.65	03/15/2004	99,384
Providian National Bank
250,000	6.65	02/01/2004	246,628

			845,142

Electric – 0.5%
MidAmerican Energy Holdings Co.
250,000	7.23	09/15/2005	258,764
Niagara Mohawk Power Co.
450,000	6.88	04/01/2003	459,733

			718,497

Energy – 0.7%
KeySpan Corp.
75,000	7.25	11/15/2005	79,032
Occidental Petroleum Corp.
275,000	7.65	02/15/2006	291,139
Phillips Petroleum Co.
160,000	8.50	05/25/2005	174,983
The Williams Cos., Inc.
625,000	6.13	02/15/2002	623,904

			1,169,058

Environmental – 0.5%
Allied Waste North America, Inc. Series B
250,000	7.63	01/01/2006	242,500
Waste Management, Inc.#
500,000	6.13	07/15/2001	497,985

			740,485

Finance Companies – 0.9%
American General Finance Corp.
265,000	5.75	11/01/2003	265,387
AXA Financial, Inc.
100,000	7.75	08/01/2010	109,747
Beneficial Corp.
350,000	6.43	04/10/2002	354,756
Comdisco, Inc.
335,000	6.13	01/15/2003	289,889
General Motors Acceptance Corp.
190,000	5.75	11/10/2003	188,881
195,000	6.38	01/30/2004	196,493

			1,405,153

Health Care – 0.1%
Tenet Healthcare Corp.
175,000	8.63	12/01/2003	180,250

Insurance Companies – 0.1%
Conseco, Inc.
140,000	8.50	10/15/2002	131,600

The accompanying notes are an integral part of these financial statements.	9
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)
Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Lodging – 0.4%
Hilton Hotels Corp.
$ 155,000	8.25%	02/15/2011	$ 159,723
ITT Corp.
465,000	6.75	11/15/2003	464,886

			624,609

Media-Cable – 1.7%
Adelphia Communications Corp.
125,000	7.88	05/01/2009	113,750
125,000	9.38	11/15/2009	124,375
Charter Communications Holdings LLC
250,000	8.25	04/01/2007	242,500
Comcast UK Cable Partners Ltd.+
125,000	0.00/11.20	11/15/2007	120,625
Cox Communications, Inc.
145,000	7.50	08/15/2004	150,844
50,000	7.75	08/15/2006	53,120
90,000	6.40	08/01/2008	88,753
125,000	6.80	08/01/2028	114,418
Lenfest Communications, Inc.
300,000	8.38	11/01/2005	326,370
Rogers Cablesystems Ltd.
115,000	9.63	08/01/2002	118,162
Telewest Communications PLC+
250,000	0.00/11.00	10/01/2007	250,000
250,000	0.00/9.25 †	04/15/2009	155,625
Time Warner Entertainment Co.
445,000	9.63	05/01/2002	463,538
Time Warner, Inc.
250,000	7.98	08/15/2004	265,129
150,000	8.11	08/15/2006	162,977

			2,750,186

Media-Non Cable – 1.1%
Clear Channel Communications, Inc.
250,000	8.00	11/01/2008	260,625
Crown Castle International Corp.+
250,000	0.00/10.38	05/15/2011	182,500
News America Holdings, Inc.
135,000	8.00	10/17/2016	133,176
PanAmSat Corp.
205,000	6.13	01/15/2005	197,311
Viacom, Inc.
900,000	6.75	01/15/2003	915,255
120,000	7.70	07/30/2010	130,568

			1,819,435

Mortgage Banks – 0.5%
Countrywide Capital III Series B
330,000	8.05	06/15/2027	320,858
Countrywide Home Loans, Inc.
500,000	6.45	02/27/2003	507,031

			827,889

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Paper – 0.3%
Packaging Corp. of America
$ 250,000	9.63%	04/01/2009	$ 266,250
Riverwood International Corp.
250,000	10.63	08/01/2007	260,000

			526,250

REIT – 0.4%
Liberty Property LP
205,000	7.10	08/15/2004	208,206
Simon Property Group LP
425,000	6.63	06/15/2003	425,842

			634,048

Supermarkets – 0.4%
Ahold Finance USA, Inc.
115,000	8.25	07/15/2010	125,466

Fred Meyer, Inc.
260,000	7.45	03/01/2008	272,100

Safeway, Inc.
265,000	6.05	11/15/2003	267,606

			665,172

Technology – 0.1%
Flextronics International Ltd.
125,000	9.88	07/01/2010	131,250

Telecommunications – 2.1%
360 Communications Co.
575,000	7.13	03/01/2003	587,994

Alaska Communications Holdings, Inc.
125,000	9.38	05/15/2009	115,000

Ameritech Capital Funding
135,000	6.25	05/18/2009	132,404

AT&T Canada, Inc. +
170,000	0.00/9.95	06/15/2008	142,800

Deutsche Telekom AG
305,000	7.75	06/15/2005	314,106

Global Crossing Holdings Ltd.†
125,000	9.13	11/15/2006	123,750

Intermedia Communications, Inc. Series B
250,000	8.60	06/01/2008	245,625

Metromedia Fiber Network, Inc.
125,000	10.00	12/15/2009	118,750

Nextel Communications, Inc.
250,000	9.38	11/15/2009	233,750

Price Communications Wireless, Inc. Series B
250,000	9.13	12/15/2006	260,000

Qwest Capital Funding, Inc.
200,000	7.25	02/15/2011	200,460

Qwest Corp.†
425,000	7.63	06/09/2003	438,496

GOLDMAN SACHS BALANCED FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)

Telecommunications – (continued)
Tele-Communications, Inc.
$ 75,000	9.65%	10/01/2003	$ 78,786
Verizon Global Funding Corp.
145,000	6.75	12/01/2005	149,079
150,000	7.25	12/01/2010	157,023

			3,298,023

Tobacco – 0.6%
Philip Morris Cos., Inc.
200,000	7.50	04/01/2004	207,415
150,000	7.00	07/15/2005	154,053
195,000	6.95	06/01/2006	195,144
R.J. Reynolds Tobacco Holdings, Inc.
355,000	7.38	05/15/2003	352,160

			908,772

Yankee Bonds – 0.2%
HSBC Holdings PLC
110,000	7.50	07/15/2009	117,477
National Westminster Bank PLC
260,000	7.38	10/01/2009	276,786

			394,263

TOTAL CORPORATE BONDS
(Cost $25,452,334)			$ 25,280,531

Emerging Market Debt – 3.1%

Federal Republic of Brazil
$ 100,000	12.25%	03/06/2030	$ 92,000
Federal Republic of Brazil C-Bonds
147,769	8.00	04/15/2014	117,015
Grupo Industrial Durango SA
100,000	12.63	08/01/2003	101,250
Hanvit Bank†
170,000	11.75	03/01/2010	170,109
MRS Logistica SA
100,000	10.63	08/15/2005	90,750
National Republic of Bulgaria#
60,000	6.31	07/28/2011	44,813
140,000	3.00	07/28/2012	103,512
New Zealand Government
2,300,000	8.00	11/15/2006	1,090,589
Petroleos Mexicanos#†
160,000	9.50	09/15/2027	166,000
Province of Quebec
550,000	7.50	07/15/2023	605,121
105,000	5.74	03/02/2026	115,064
Province of Saskatchewan
90,000	8.50	07/15/2022	110,750
PTC International Finance BV+
210,000	0.00/10.75	07/01/2007	173,250
Republic of Argentina
80,000	11.75	05/21/2003	78,750
80,000	11.75	06/15/2015	72,600

Principal Amount	Interest Rate	Maturity Date	Value

Emerging Market Debt – (continued)

Republic of Panama
$ 70,000	7.88%	02/13/2002	$ 70,175
293,105	7.73 #	05/10/2002	293,837
50,000	9.63	02/08/2011	49,423
140,000	10.75	05/15/2020	141,050
160,000	9.38	04/01/2029	159,500
Republic of Philippines
50,000	9.88	03/16/2010	46,700
40,000	10.63	03/16/2025	34,025
Republic of Poland+
40,000	0.00/3.75	10/27/2024	28,100
Republic of Venezuela
166,665	7.38	12/18/2007	140,936
Russian Federation
140,000	9.25	11/27/2001	140,519
110,000	11.75	06/10/2003	106,975
110,000	8.75	07/24/2005	90,612
140,000	8.75	03/31/2030	56,262
220,000	8.75	03/31/2030	89,100
State of Qatar
60,000	9.50	05/21/2009	65,325
280,000	9.75 †	06/15/2030	291,375

TOTAL EMERGING MARKET DEBT
(Cost $4,707,901)			$ 4,935,487

Mortgage Backed Obligations – 20.9%

Federal Home Loan Mortgage Corp. (FHLMC) – 1.9%
$ 3,000,000	7.50%	TBA-30 yrV	$ 3,065,640

Federal National Mortgage Association (FNMA) – 8.9%
193,712	8.00	04/01/2015	200,370
277,233	8.00	08/01/2015	286,761
785,288	8.00	09/01/2015	812,278
180,641	6.50	09/01/2025	180,744
193,553	6.50	10/01/2025	193,664
252,479	6.50	11/01/2025	252,867
999,900	7.00	11/01/2030	1,011,149
999,900	7.50	01/01/2031	1,021,148
6,000,000	7.00	TBA-30 yrV	6,116,280
4,000,000	7.50	TBA-30 yrV	4,085,000

			14,160,261

Government National Mortgage Association (GNMA) – 7.1%
589,925	8.00	12/15/2021	613,894
277,877	8.00	01/15/2022	289,168
83,969	8.00	04/15/2022	87,353
149,025	6.50	06/15/2023	149,488
149,867	6.50	08/15/2023	150,332
209,721	6.50	09/15/2023	210,371
106,472	6.50	10/15/2023	106,802
271,177	6.50	11/15/2023	272,019
376,779	6.50	12/15/2023	377,948
636,098	6.50	01/15/2024	637,793

The accompanying notes are an integral part of these financial statements.	11
GOLDMAN SACHS BALANCED FUND
Statement of Investments (continued)
February 28, 2001 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – (continued)
$ 982,982	6.50%	02/15/2024	$ 985,601
96,866	6.50	03/15/2024	97,124
1,291,590	6.50	04/15/2024	1,295,031
1,100,412	7.00	04/15/2028	1,116,918
914,278	7.00	06/15/2028	927,992
939,014	7.00	07/15/2028	953,099
267,659	7.50	09/15/2030	274,099
1,657,761	7.50	11/15/2030	1,697,647
74,680	7.50	12/15/2030	76,477
1,000,100	7.50	02/15/2031	1,024,162

			11,343,318

Collateralized Mortgage Obligations (CMOs) – 3.0%

Inverse Floaters# – 1.1%
FHLMC-GNMA Series 14, Class SB
872,608	5.31	06/25/2023	836,048

FNMA Series 1993-248, Class SA
1,000,000	4.37	08/25/2023	930,207

			1,766,255

Non-Agency CMOs – 1.9%
Asset Securitization Corp. Series 1997-D4, Class A 1D
450,000	7.49	04/14/2029	480,948
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
700,000	6.52	07/17/2007	720,030
CS First Boston Mortgage Securities Corp. Series 1999-C1, Class A1
899,232	6.91	01/15/2008	936,687
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
800,000	7.20	09/15/2010	850,808

			2,988,473

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
(Cost $4,435,008)			$ 4,754,728

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $32,666,110)			$ 33,323,947

Agency Debentures – 0.3%

Federal National Mortgage Association (FNMA) – 0.3%
$ 400,000	7.25%	01/15/2010	$ 443,073

TOTAL AGENCY DEBENTURES
(Cost $434,516)			$ 443,073

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 3.4%

U.S. Treasury Principal-Only Stripped Securities@
$ 2,750,000	5.85%	05/15/2020	$ 930,872
2,940,000	5.85	11/15/2021	914,455
1,290,000	5.82	11/15/2024	340,352
1,000,000	5.80	08/15/2025	254,099
3,310,000	5.77	08/15/2026	797,210

U.S. Treasury Bonds
150,000	8.88	08/15/2017	205,542
100,000	6.88	08/15/2025	117,843

U.S. Treasury Notes
1,500,000	6.00	08/15/2009	1,602,027
1,100,000	5.77	11/15/2026	261,315

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,051,561)			$ 5,423,715

Repurchase Agreement – 10.1%

Joint Repurchase Agreement Account II^
$16,100,000	5.48%	03/01/2001	$ 16,100,000

TOTAL REPURCHASE AGREEMENT
(Cost $16,100,000)			$ 16,100,000

TOTAL INVESTMENTS
(Cost $162,373,794)			$ 171,826,649

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on February 28, 2001.

#	Variable rate security. Coupon rate disclosed is that which is in effect at February 28, 2001.

V
TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally ± 2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

†
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,345,355 at February 28, 2001.

+	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

GOLDMAN SACHS BALANCED FUND
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)
Assets:

Investment in securities, at value (identified cost $162,373,794)	$155,726,649
Repurchase Agreement	16,100,000
Cash (a)	1,343,875
Receivables:
Investment securities sold	24,842,608
Dividends and interest, at value	827,150
Fund shares sold	128,112
Reimbursement from investment adviser	48,642
Forward foreign currency exchange contracts, at value	3,103
Other assets	13,031

Total assets	199,033,170

Liabilities:

Payables:
Investment securities purchased	34,734,147
Fund shares repurchased	1,192,793
Amounts owed to affiliates	159,313
Variation margin	98,090
Forward sale contract, at value (cost $3,064,219)	3,072,180
Accrued expenses and other liabilities	95,181

Total liabilities	39,351,704

Net Assets:

Paid-in capital	153,620,467
Accumulated undistributed net investment income	628,989
Accumulated net realized loss on investment, futures and foreign currency related transactions	(3,876,546)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	9,308,556

NET ASSETS	$159,681,466

Net asset value, offering and redemption price per share: (b)
Class A	$19.14
Class B	$19.01
Class C	$18.98
Institutional	$19.18
Service	$19.15

Shares outstanding:
Class A	6,243,411
Class B	1,581,299
Class C	402,204
Institutional	128,466
Service	806

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	8,356,186

(a)	Includes restricted cash of $1,300,000 relating to initial margin requirements and collateral on futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $20.25. At redemption, Class B and Class C Shares may be subject to a deferred contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13
GOLDMAN SACHS BALANCED FUND
Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

Investment income:

Interest	$ 2,944,113
Dividends (a)	419,557

Total income	3,363,670

Expenses:

Management fees	541,099
Distribution and Service fees (b)	352,051
Transfer Agent fees (c)	156,336
Custodian fees	73,513
Registration fees	38,601
Professional fees	20,088
Trustee fees	4,206
Other	58,201

Total expenses	1,244,095

Less — expense reductions	(141,249)

Net expense	1,102,846

NET INVESTMENT INCOME	2,260,824

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	124,967
Futures transactions	(2,098,403)
Foreign currency related transactions	(7,678)
Net change in unrealized gain (loss) on:
Investments	(12,687,734)
Futures	(545,258)
Translation of assets and liabilities denominated in foreign currencies	(88,187)

Net realized and unrealized loss on investment, futures and foreign currency related transactions	(15,302,293)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,041,469)

(a)	Foreign taxes withheld on dividends were $1,020.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $156,065, $156,345 and $39,641, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $118,610, $29,705, $7,532, $482 and $7, respectively.

14	The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS BALANCED FUND
Statements of Changes in Net Assets
	For the Six Months Ended February 28, 2001	For the Year Ended August 31, 2000
	(Unaudited)

From operations:

Net investment income	$ 2,260,824	$ 5,558,893
Net realized gain (loss) from investment, futures and foreign currency related transactions	(1,981,114)	1,398,621
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(13,321,179)	15,181,430

Net increase (decrease) in net assets resulting from operations	(13,041,469)	22,138,944

Distributions to shareholders:

From net investment income
Class A Shares	(2,966,791)	(3,728,709)
Class B Shares	(628,086)	(664,618)
Class C Shares	(158,610)	(176,298)
Institutional Shares	(60,755)	(68,550)
Service Shares	(7,095)	(353)
From net realized gains
Class A Shares	(1,605,143)	(6,165,905)
Class B Shares	(410,699)	(1,496,998)
Class C Shares	(103,384)	(399,802)
Institutional Shares	(30,870)	(97,914)
Service Shares	(203)	(569)

Total distributions to shareholders	(5,971,636)	(12,799,716)

From share transactions:

Proceeds from sales of shares	13,227,848	14,022,180
Reinvestment of dividends and distributions	5,715,576	12,298,235
Cost of shares repurchased	(20,823,472)	(78,654,543)

Net decrease in net assets resulting from share transactions	(1,880,048)	(52,334,128)

TOTAL DECREASE	(20,893,153)	(42,994,900)

Net assets:

Beginning of period	180,574,619	223,569,519

End of period	$159,681,466	$180,574,619

Accumulated undistributed net investment income	$ 628,989	$ 2,189,502

The accompanying notes are an integral part of these financial statements.	15
GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements
February 28, 2001 (Unaudited)
1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

        Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. However, the Fund does not amortize premiums on U.S. Government and corporate bonds.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At February 28, 2001, the aggregate cost of portfolio securities for federal income tax purposes was $163,628,643. Accordingly, the gross unrealized gain on investments was $13,688,293 and the gross unrealized loss on investments was $5,490,287 resulting in a net unrealized gain of $8,198,006.

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H.  Forward Sales Contracts — The Fund may enter into forward security sales of mortgage backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Deferred Organization Expenses — Organization-related costs are being amortized on a straight-line basis over a period of five years.

J.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management, (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.

        The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the six months ended February 28, 2001, Goldman Sachs has agreed to reimburse approximately $140,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended February 28, 2001, custody fees were reduced by approximately $1,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $8,000 during the six months ended February 28, 2001.

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis) of the average daily net asset value of the Service Shares.

As of February 28, 2001, the amounts owed to affiliates were approximately $82,000, $53,000 and $24,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the six months ended February 28, 2001, were $213,111,075 and $223,744,493, respectively. Included in these amounts are the cost of purchases and proceeds of sales and maturities of U.S. Government and agency obligations in the amounts of $164,379,158 and $170,347,126, respectively. For the six months ended February 28, 2001, Goldman Sachs earned approximately $8,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS BALANCED FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At February 28, 2001, forward foreign currency exchange contracts were as follows:

Open Forward Foreign Currency Sales Contracts	Value on Settlement Date	Current Value	Unrealized Gain

New Zealand Dollar
expiring 05/16/2001	$1,044,304	$1,041,201	$3,103

        The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 28, 2001, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At February 28, 2001, the Fund did not have any written call options.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

At February 28, 2001, open futures contracts were as follows:

Type	Number of Contracts Long/(Short)	Settlement Month	Market Value	Unrealized Gain(Loss)

Euro Dollars	5	March 2011	$ 1,187,406	$ 2,376
Euro Dollars	12	March 2003	2,837,100	51,077
Euro Dollars	12	March 2004	2,829,450	43,827
Euro Dollars	12	June 2003	2,834,850	48,827
Euro Dollars	12	June 2004	2,827,500	42,777
Euro Dollars	12	September 2002	2,843,550	58,602
Euro Dollars	12	September 2003	2,832,900	46,977
Euro Dollars	12	December 2002	2,838,000	54,102
Euro Dollars	12	December 2003	2,829,150	44,877
S&P 500 Index	28	March 2001	8,694,000	(575,089)
2 Year U.S. Treasury Note	63	June 2001	12,933,703	61,410
5 Year U.S. Treasury Note	(9)	March 2001	(943,031)	(4,123)
5 Year U.S. Treasury Note	(136)	June 2001	(14,288,500)	(77,855)
10 Year U.S. Treasury Note	85	June 2001	9,004,688	92,607
20 Year U.S. Treasury Bond	(15)	June 2001	(1,579,219)	(29,044)

			$37,681,547	$(138,652)

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has been utilized. During the six months ended February 28, 2001, the Fund did not have any borrowings under this facility.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At February 28, 2001, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $16,100,000 in principal amount. At February 28, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/Amro, Inc.	$ 500,000,000	5.48%	03/01/2001	$ 500,000,000	$ 500,076,111

Barclays Capital Inc.	500,000,000	5.50	03/01/2001	500,000,000	500,076,389

Chase Securities, Inc.	850,000,000	5.48	03/01/2001	850,000,000	850,129,389

C.S. First Boston Corp.	1,000,000,000	5.48	03/01/2001	1,000,000,000	1,000,152,222

Deutsche Bank Securities, Inc.	975,000,000	5.47	03/01/2001	975,000,000	975,148,146

Greenwich Capital	300,000,000	5.48	03/01/2001	300,000,000	300,045,667

J.P. Morgan & Co., Inc.	500,000,000	5.47	03/01/2001	500,000,000	500,075,972

Societe Generale	250,000,000	5.48	03/01/2001	250,000,000	250,038,056

UBS Warburg LLC	1,465,500,000	5.48	03/01/2001	1,465,500,000	1,465,723,082

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,340,500,000	$6,341,465,034

GOLDMAN SACHS BALANCED FUND
Notes to Financial Statements (continued)
February 28, 2001 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended February 28, 2001 (Unaudited)		For the Year Ended August 31, 2000
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	493,795	$ 9,739,676	472,085	$ 9,684,221
Reinvestments of dividends and distributions	222,516	4,495,039	478,974	9,686,061
Shares repurchased	(805,181)	(16,106,940)	(2,930,304)	(60,263,205)

	(88,870)	(1,872,225)	(1,979,245)	(40,892,923)

Class B Shares
Shares sold	128,536	2,548,225	153,476	3,127,574
Reinvestments of dividends and distributions	45,543	914,542	97,539	1,962,412
Shares repurchased	(179,997)	(3,589,453)	(663,521)	(13,518,116)

	(5,918)	(126,686)	(412,506)	(8,428,130)

Class C Shares
Shares sold	34,976	692,718	47,375	974,400
Reinvestments of dividends and distributions	11,295	226,518	25,220	506,596
Shares repurchased	(51,576)	(1,034,275)	(222,853)	(4,520,537)

	(5,305)	(115,039)	(150,258)	(3,039,541)

Institutional Shares
Shares sold	12,210	241,079	11,157	233,723
Reinvestments of dividends and distributions	3,903	78,924	7,030	142,244
Shares repurchased	(4,530)	(91,807)	(17,090)	(350,812)

	11,583	228,196	1,097	25,155

Service Shares
Shares sold	35	6,150	112	2,262
Reinvestments of dividends and distributions	27	553	46	922
Shares repurchased	(51)	(997)	(91)	(1,873)

	12	5,706	67	1,311

NET DECREASE	(88,498)	$ (1,880,048)	(2,540,845)	$(52,334,128)

GOLDMAN SACHS BALANCED FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment Income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2001 - Class A Shares	$21.42	$0.29	(c)	$(1.83)	$(1.54)	$(0.48)	$ —	$(0.26)	$(0.74)
2001 - Class B Shares	21.27	0.21	(c)	(1.81)	(1.60)	(0.40)	—	(0.26)	(0.66)
2001 - Class C Shares	21.25	0.21	(c)	(1.82)	(1.61)	(0.40)	—	(0.26)	(0.66)
2001 - Institutional Shares	21.46	0.33	(c)	(1.83)	(1.50)	(0.52)	—	(0.26)	(0.78)
2001 - Service Shares	21.41	0.30	(c)	(1.86)	(1.56)	(0.44)	—	(0.26)	(0.70)

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	20.38	0.60	(c)	1.75	2.35	(0.50)	—	(0.81)	(1.31)
2000 - Class B Shares	20.26	0.45	(c)	1.73	2.18	(0.36)	—	(0.81)	(1.17)
2000 - Class C Shares	20.23	0.45	(c)	1.74	2.19	(0.36)	—	(0.81)	(1.17)
2000 - Institutional Shares	20.39	0.71	(c)	1.75	2.46	(0.58)	—	(0.81)	(1.39)
2000 - Service Shares	20.37	0.59	(c)	1.74	2.33	(0.48)	—	(0.81)	(1.29)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13	(0.23)	—	—	(0.23)
1999 - Class B Shares	20.37	0.22		(0.18)	0.04	(0.15)	—	—	(0.15)
1999 - Class C Shares	20.34	0.23		(0.19)	0.04	(0.15)	—	—	(0.15)
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18	(0.27)	—	—	(0.27)
1999 - Service Shares	20.47	1.22		(1.14)	0.08	(0.18)	—	—	(0.18)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78	(0.59)	—	—	(0.59)
1999 - Class B Shares	20.20	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Class C Shares	20.17	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Institutional Shares	20.29	0.64		0.20	0.84	(0.65)	—	—	(0.65)
1999 - Service Shares	20.28	0.53		0.21	0.74	(0.55)	—	—	(0.55)

1998 - Class A Shares	18.78	0.57		2.66	3.23	(0.56)	—	(1.16)	(1.72)
1998 - Class B Shares	18.73	0.50		2.57	3.07	(0.42)	(0.02)	(1.16)	(1.60)
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49	(0.22)	(0.04)	(1.16)	(1.42)
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58	(0.23)	(0.08)	(1.16)	(1.47)
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54	(0.22)	(0.06)	(1.16)	(1.44)

1997 - Class A Shares	17.31	0.66		2.47	3.13	(0.66)	—	(1.00)	(1.66)
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76	(0.42)	(0.07)	(1.00)	(1.49)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
GOLDMAN SACHS BALANCED FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate (d)

$19.14	(7.34)%	$119,511	1.15	% (b)	2.89	%(b)	1.32	%(b)	2.72	%(b)	131%
19.01	(7.65)	30,055	1.90	(b)	2.14	(b)	2.07	(b)	1.97	(b)	131
18.98	(7.71)	7,636	1.90	(b)	2.14	(b)	2.07	(b)	1.97	(b)	131
19.18	(7.13)	2,464	0.75	(b)	3.29	(b)	0.92	(b)	3.12	(b)	131
19.15	(7.41)	15	1.25	(b)	2.97	(b)	1.42	(b)	2.80	(b)	131

21.42	12.00	135,632	1.12		2.94		1.29		2.77		154
21.27	11.17	33,759	1.87		2.19		2.04		2.02		154
21.25	11.23	8,658	1.87		2.19		2.04		2.02		154
21.46	12.59	2,509	0.72		3.46		0.89		3.29		154
21.41	11.89	17	1.22		2.86		1.39		2.69		154

20.38	0.62	169,395	1.10	(b)	2.58	(b)	1.32	(b)	2.36	(b)	90
20.26	0.20	40,515	1.85	(b)	1.83	(b)	2.07	(b)	1.61	(b)	90
20.23	0.18	11,284	1.85	(b)	1.84	(b)	2.07	(b)	1.62	(b)	90
20.39	0.86	2,361	0.70	(b)	2.96	(b)	0.92	(b)	2.74	(b)	90
20.37	0.39	15	1.20	(b)	2.46	(b)	1.42	(b)	2.24	(b)	90

20.48	3.94	192,453	1.04		2.90		1.45		2.49		175
20.37	3.15	43,926	1.80		2.16		2.02		1.94		175
20.34	3.14	14,286	1.80		2.17		2.02		1.95		175
20.48	4.25	8,010	0.73		3.22		0.95		3.00		175
20.47	3.80	490	1.23		2.77		1.45		2.55		175

20.29	17.54	163,636	1.00		2.94		1.57		2.37		190
20.20	16.71	23,639	1.76		2.14		2.07		1.83		190
20.17	2.49	8,850	1.77	(b)	2.13	(b)	2.08	(b)	1.82	(b)	190
20.29	2.93	8,367	0.76	(b)	3.13	(b)	1.07	(b)	2.82	(b)	190
20.28	2.66	16	1.26	(b)	2.58	(b)	1.57	(b)	2.27	(b)	190

18.78	18.59	81,410	1.00		3.76		1.77		2.99		208
18.73	16.22	2,110	1.75	(b)	2.59	(b)	2.27	(b)	2.07	(b)	208

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN
SACHS ADVANTAGE

Our goal is to deliver:

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $280 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

1  An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM is a service mark of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2001 / 00-555

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